                                                                    EXHIBIT 10.7

                AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT

     This Amended and Restated Stock Restriction Agreement (this "Agreement") is entered into as of December 21, 1998 by and among Sequenom, Inc., a Delaware corporation (the "Corporation"); Hubert Koster ("Koster"), Nola E. Masterson ("Masterson") and Robert E. Patterson ("Patterson," and together with Koster and Masterson, the "Founders"); the holders (the "Series B Investors") of shares of the Corporation's Series B Convertible Preferred Stock, $.001 par value per share (the "Series B Preferred Stock"); the holders (the "Series C Investors") of shares of the Corporation's Series C Convertible Preferred Stock, $.001 par value per share (the "Series C Preferred Stock"); and the purchasers of shares of the Corporation's Series D Convertible Preferred Stock, par value $.001 per share ("Series D Preferred Stock"), pursuant to the Series D Convertible Preferred Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), including any Additional Investors as defined in the Purchase Agreement (such purchasers being hereinafter referred to as the "Series D Investors", and, together with the Series B Investors and the Series C Investors, the "Investors").

                         W I T N E S S E T H   T H A T

     WHEREAS, the Series D Investors wish to purchase from the Corporation certain shares of Series D Preferred Stock;

     WHEREAS, the Series D Investors' purchase of such Series D Preferred Stock would materially benefit the Founders, the Series B Investors and the Series C Investors as holders of certain shares of the Corporation's capital stock and rights to acquire such capital stock;

     WHEREAS, it is a condition to the obligations of the Series D Investors under the Purchase Agreement that this Agreement be executed by the Corporation, the Founders, the Series B Investors and the Series C Investors, and the Corporation, the Founders, the Series B Investors and the Series C Investors are willing to execute this Agreement and to be bound by the provisions hereof;

     NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below, and the parties' desire to provide for continuity of ownership of the Corporation to further the interests of the Corporation and its present and future stockholders, the parties hereby agree with each other as follows:

     1.   Certain Defined Terms.  As used in this Agreement, the following terms
          ---------------------
shall have the following respective meanings:

          (a) "Common Stock" means the Corporation's Common Stock, $.001 par value per share.

          (b) "Convertible Securities" means any evidences of indebtedness, shares of capital stock or other securities directly or indirectly convertible into or exchangeable for Common Stock.

          (c) "Options" means any rights, options, or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

          (d) "Series A Preferred Stock" means the Corporation's Series A Convertible Preferred Stock, $.001 par value per share.

          (e) "Shares" shall mean and include all shares of Stock now owned or hereafter acquired by any Founder or any Investor.

          (f) "Stock" shall mean and include all shares of Common Stock, all Convertible Securities, all Options, and all other securities of the Corporation which may be issued in exchange for or in respect of shares of Common Stock, Convertible Securities or Options (whether by way of stock split, stock dividend, combination of shares, reclassification, recapitalization, reorganization, or any other means).

     2.   Prohibited Transfers.  None of the Investors or Founders shall sell or
          --------------------
otherwise transfer, by gift or otherwise, all or any part of his Shares except in compliance with the terms of this Agreement.

     3.   Offer of Sale; Notice of Proposed Sale or Transfer.  If any Founder
          --------------------------------------------------
desires to sell or otherwise transfer any of his Shares, or of any interest therein, whether voluntarily or by operation of law, in any transaction other than pursuant to clauses (iii) or (iv) of Section 7(a) of this Agreement, such Founder (the "Selling Founder") shall first deliver written notice of his desire to do so (the "Selling Founder's Notice") to the Corporation and each of the other Investors. If any Investor desires to sell or otherwise transfer an aggregate of 50,000 or more Shares in one transaction or multiple transactions, or of any interest therein, whether voluntarily or by operation of law, other than in connection with any transaction described in Section 8(c) of this Agreement, such Investor (the "Selling Investor") shall first deliver written notice of his desire to do so (the "Selling Investor's Notice") to the Corporation. The Selling Founder's Notice and the Selling Investor's Notice must specify: (i) the name and address of the party to which the Selling Investor or Selling Founder proposes to sell or otherwise transfer the Shares or an interest in the Shares (the "Proposed Transferee"), (ii) the number of Shares the Selling Investor or Selling Founder proposes to sell or otherwise transfer (the "Offered Shares"), (iii) the consideration per Share to be delivered to the Selling Investor or Selling Founder for the proposed sale or transfer, and (iv) all other material terms and conditions of the proposed transaction, which must be bona fide.

     4.   Corporation's Option to Purchase Shares of Selling Founder.
          ----------------------------------------------------------

          (a) Except as set forth in Section 7(a), the Corporation shall have the first option to purchase all or any part of the Offered Shares for the consideration per Share and on the terms and conditions specified in the Selling Founder's Notice. The Corporation must exercise such option, no later than fifteen (15) business days after such Selling Founder's Notice is deemed to have been delivered to it, by written notice to the Selling Founder.

          (b) In the event the Corporation does not exercise its option within such fifteen-business-day period with respect to all of the Offered Shares, the Chief Financial Officer of the Corporation shall, by the last day of such period, give written notice of that fact to the

Investors (the "Investor Notice"). The Investor Notice shall specify the number of Offered Shares the Corporation has elected not to purchase (the "Remaining Shares").

          (c) In the event the Corporation duly exercises its option to purchase all or a portion of the Offered Shares, the closing of such purchase shall take place at the offices of the Corporation on the later of (i) the date five business days after the expiration of such fifteen-business-day period or (ii) the date that the Investors consummate their purchase of Offered Shares under
Section 5(c) hereof.

          (d) To the extent that the consideration proposed to be paid by the Proposed Transferee for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Corporation and/or the Investors exercising their options under Sections 4 and 5 hereof, respectively, may consist of cash equal to the value of such property, as determined in good faith by agreement of the Selling Founder and the Corporation and/or the Investors acquiring such Offered Shares.

     5.   Investors' Option to Purchase and Right to Participate in Sales by
          ------------------------------------------------------------------
Founders.
--------

          (a) Except as set forth in Section 7(a), each Investor shall have an option, exercisable for a period of fifteen (15) business days from the date of delivery of the Investor Notice, to purchase, on a pro rata basis, its Proportionate Percentage (as defined below) of the Remaining Shares, for the consideration per Share and on the terms and conditions set forth in the Selling Founder's Notice. Such option shall be exercised by delivery of written notice to the Chief Financial Officer of the Corporation. Alternatively, each Investor may, within the same fifteen-business-day period, notify the Chief Financial Officer of the Corporation of its desire to participate in the sale of Shares and to sell, on the terms as set forth in the Selling Founder's Notice including at the same price per Share on a common equivalent basis, up to an equivalent proportion of the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock owned by such Investor as the proposed sale of the Remaining Shares represents with respect to the Shares then owned by the Selling Founder.

          (b) In the event options to purchase have been exercised by the Investors with respect to some but not all of the Remaining Shares, the Chief Financial Officer of the Corporation shall promptly give written notice of that fact to those Investors who have exercised their options within such period (the "Second Investor Notice"). The Second Investor Notice shall specify the number of Remaining Shares the Investors have not elected to purchase (the "Additional Remaining Shares"). The Investors who have exercised their options within the fifteen-business-day period specified in Section 5(a) shall have an additional option, for a period of ten (10) business days after delivery of the Second Investor Notice, to purchase all or any part of the Additional Remaining Shares on the terms and conditions set forth in the Selling Founder's Notice, which option shall be exercised by the delivery of written notice to the Chief Financial Officer of the Corporation. In the event that there are two or more such Investors that choose to exercise the last-mentioned option for a total number of Additional Remaining Shares in excess of the number available, the Additional Remaining Shares available for each such Investor's option shall be allocated to such Investors pro rata based on that percentage calculated by dividing (i) the number of Remaining Shares each such Investor elected to purchase in response to the Investor Notice by (ii) the aggregate number of Remaining Shares elected to be purchased (in response to the Investor Notice) by all such Investors, and only those Investors, electing to purchase any portion of the Additional Remaining Shares (in response to the Second Investor Notice), provided, however, that if the number of Additional Remaining Shares so calculated for any such Investor exceeds the number of the Additional Remaining Shares such Investor has elected to purchase, then that Investor shall receive the number of Additional Remaining Shares such Investor has elected to purchase, and the excess Additional Remaining Shares shall be reallocated on an equitable basis (as determined by the Board of Directors of the Corporation) among the remaining Investors electing to purchase any of the Additional Remaining Shares.

          (c) Promptly after the expiration of the last period for exercise of an Investor's purchase option, the Chief Financial Officer of the Corporation shall give written notice to the Selling Founder and the purchasing Investors, specifying the number of Remaining Shares to be purchased by each purchasing Investor. The closing of the purchase of the Remaining Shares shall take place at the offices of the Corporation no later than five (5) business days after delivery of such notice to the Selling Founder and the purchasing Investors.

          (d) As used in this Section 5, the term "Proportionate Percentage" shall mean with respect to each Investor a fraction, the numerator of which shall be the amount of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock owned by such Investor, and the denominator of which shall be the total amount of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock owned by all Investors, in each case on a common equivalent basis.

     6.   Co-Sale.
          -------

          (a) If the Corporation and the Investors do not exercise their options to purchase all of the Offered Shares within the periods described in this Agreement (the "Option Period"), then each Investor which has, pursuant to
Section 5(a), expressed a desire to sell shares of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock in the transaction (a "Participating Investor") shall be entitled to do so pursuant to this Section. The Chief Financial Officer of the Corporation shall promptly, on expiration of the Option Period, notify the Selling Founder of the aggregate amount of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock the Participating Investors wish to sell. The Selling Founder shall use his best efforts to interest the Proposed Transferee in purchasing, in addition to the Remaining Shares not subscribed for by the Investors, the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock the Participating Investors wish to sell. If the Proposed Transferee does not wish to purchase all of the Stock so made available by the Selling Founder and the Participating Investors, then each Participating Investor and the Selling Founder shall be entitled to sell, on the terms and conditions set forth in the Selling Founder's Notice and on the same price per share on a common equivalent basis, a portion of the Stock being sold to the Proposed Transferee, in the same proportion as such Selling Founder or Participating Investor's ownership of Stock on a common equivalent basis bears to the aggregate amount of Stock owned by the Selling Founder and the Participating Investors on a common equivalent basis. The transaction contemplated by the Selling Founder's Notice shall be consummated not later than 60 days after the expiration of the Option Period.

          (b) If the Participating Investors do not elect to sell the full amount of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock which they are entitled to sell pursuant to Section 6(a), the Selling Founder shall be entitled to sell to the Proposed Transferee, according to the terms set forth in the Selling Founder's Notice, that number of his Shares which equals the difference between the amount of Stock desired to be purchased by the Proposed Transferee and the number of shares of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock the Participating Investors wish to sell, in each case on a common equivalent basis.

          (c) If the Selling Founder wishes to sell or otherwise transfer any of his Shares at a price per Share which differs from that set forth in the Selling Founder's Notice, upon terms different from those previously offered to the Corporation and the Investors, or more than 60 days after the expiration of the Option Period, then, as a condition precedent to such transaction, such Shares must first be offered to the Corporation and the Investors on the same terms and conditions as given the Proposed Transferee, and the Investors must first be offered the opportunity to participate in such transaction, in accordance with the procedures and time periods set forth above.

     7.   Permitted Transfers.
          -------------------

          (a) Subject to the provisions of Section 7(b) and Section 8, the Corporation's and the Investors' right of first refusal and the Investors' right of co-sale described in Sections 4 through 6 shall not apply to: (i) any transfer of Shares by a Founder by gift or bequest or through inheritance to, or for the benefit of, any member or members of such Founder's immediate family;
(ii) any transfer of Shares by a Founder to a trust (A) in respect of which such Founder serves as trustee, provided that the trust instrument governing such trust shall provide that such Founder, as trustee, shall retain sole and exclusive control over the voting and disposition of such Shares until the termination of this Agreement or (B) for the benefit solely of any member or members of such Founder's immediate family; (iii) any sale or transfer of Shares to the Corporation; (iv) any underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"); and (v) with respect to sales or other transfers of up to an aggregate of the following number of Shares (as adjusted to reflect any stock split, stock dividend, combination of shares or other similar transaction), but subject in any case to the restrictions set forth in
Section 8:  (A) in the case of each of Koster and Masterson, 130,000 Shares; and
(B) in the case of Patterson, 50,000 Shares;

          (b) In the event of any sale or transfer described in clauses (i) or
(ii) of Section 7(a), the transferee of the Shares shall hold the Shares so acquired subject to all the restrictions imposed by this Agreement and shall be deemed a Founder for all purposes hereof, and as a condition to such transfer, any such transferee shall, at the request of the Corporation or any Investor, execute and deliver a written instrument agreeing to be bound by the provisions of this Agreement.

     8.   Consent of the Corporation to Transfer.
          --------------------------------------

          (a) As a condition to selling or otherwise transferring any Shares proposed to be sold or transferred by a Selling Founder and any Participating Investor to any Proposed Transferee, other than a sale or transfer described in clause (iii) or (iv) of Section 7(a), the Selling Founder or Participating Investor shall have obtained the written consent to such transfer by the Board of Directors of the Corporation by majority vote at a meeting or by unanimous consent in lieu of a meeting. Such consent shall not be unreasonably withheld, and shall be based on the Board of Directors' determination, after such inquiry as it deems appropriate, but within thirty days of the date of the Selling Founder's Notice to the Corporation under Section 3, that the Proposed Transferee is not a competitor of the Corporation and is not otherwise an inappropriate investor in the Corporation. In the event the Selling Founder disagrees with such determination, and the Board of Directors and the Selling Founder are unable to resolve the disagreement, an independent third party selected and agreed upon by the Board of Directors and the Selling Founder shall arbitrate and finally resolve the disagreement.

          (b) As a condition to selling or otherwise transferring 50,000 or more Shares proposed to be sold or transferred by a Selling Investor to any Proposed Transferee, the Selling Investor shall have obtained the consent, by majority vote at a meeting or by unanimous written consent in lieu of a meeting, of the Board of Directors of the Corporation. Such consent shall not be unreasonably withheld, and shall be based on the Board of Directors' determination, after such inquiry as it deems appropriate, but within ten (10) business days of the date of the Selling Investor' s Notice to the Corporation under Section 3, that the Proposed Transferee is not a competitor of the Corporation. In the event the Selling Investor disagrees with such determination, and the Board of Directors and the Selling Investor are unable to resolve the disagreement, an independent third party selected and agreed upon by the Board of Directors and the Selling Investor shall arbitrate and finally resolve the disagreement.

          (c) Notwithstanding the foregoing, Section 8(b) shall not apply to any Investor's sale or transfer of Shares to any Affiliate of such Investor. For such purpose, an "Affiliate" of any Investor means any general or limited partner of such Investor if it is a partnership, or any person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Investor. In addition, for such purpose, in the case of any Investor that is a limited partnership for which TVM Techno Venture Management Limited Partnership, TVM Techno Venture Management III GmbH or any of their respective Affiliates serves as general partner, the term "Affiliate" shall include KBL Founder Ventures SCA, KB Lux Venture Capital Fund- -European Biotechnology and their respective Affiliates and Alpinvest International B.V. and its Affiliates.

     9.   Corporation's Option to Purchase Shares of Selling Investor.
          -----------------------------------------------------------

          (a) If the Board of Directors determines that the Proposed Transferee of a Selling Investor is a competitor of the Corporation, the Corporation shall have the option to purchase all, but not less than all, of the Offered Shares for the consideration per Share and on the terms and conditions specified in the Selling Investor's Notice. The Corporation must exercise such option, no later than ten (10) business days after such Selling Investor's Notice is deemed to have been delivered to it, by written notice to the Selling Investor.

          (b) In the event the Corporation does not exercise its option within such ten-business-day period with respect to all of the Offered Shares, the Selling Investor shall be entitled to sell to the Proposed Transferee, according to the terms set forth in the Selling Investor's Notice, the Offered Shares.

          (c) In the event the Corporation duly exercises its option to purchase all of the Offered Shares, the closing of such purchase shall take place at the offices of the Corporation no later than ten (10) business days after the notice by the Corporation to exercise its option is deemed to have been delivered to the Selling Investor.

          (d) To the extent that the consideration proposed to be paid by the Proposed Transferee for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Corporation exercising its option under this Section 9, may consist of cash equal to the value of such property, as determined in good faith by agreement of the Selling Investor and the Corporation.

     10.  Lock-up.  Each Founder agrees that upon the request of the Corporation
          -------
or the underwriters managing an underwritten offering of the Corporation's securities, such Founder will not sell, make any short sale or loan of, grant any option for the purchase of, or otherwise dispose of any Shares held by him without the prior written consent of the Corporation or such underwriters, as the case may be, for a period of up to 180 days from effective date of the applicable registration statement.

     11.  Sale or Transfer in Violation of this Agreement.  If any sale or other
          -----------------------------------------------
transfer of Shares is made or attempted in violation of any provision of this Agreement, or if any Shares are not offered to the Corporation or the Investors as required hereby, the Corporation and the Investors, as the case may be, shall have the right to purchase such Shares from the owner thereof or his transferee at any time before or after the transfer, as herein provided. In addition to any other legal or equitable remedies which it or they may have, the Corporation and the Investors may enforce their respective rights hereunder by actions for specific performance (to the extent permitted by law). The Corporation shall not be required (i) to transfer on its books any Shares or other Stock which has been sold or transferred in violation of any provision of this Agreement or (ii) to treat as the owner of such Shares or Stock, or to pay dividends to, any transferee to whom any such Shares or Stock have been so sold or transferred.
If a Founder becomes obligated to sell any Shares to the Corporation under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, the Corporation may, at its option, in addition to all other remedies it may have, send to such Founder the purchase price for such Shares as is herein specified and cancel on its books the certificate or certificates representing the Shares to be sold. Thereafter, all of the Founder's rights in and to such Shares shall terminate.

     12.  Disposition of Shares.  Any Shares that the Corporation elects to
          ---------------------
purchase hereunder may be disposed of by it in such manner as it deems appropriate with or without restrictions on the transfer thereof, and the Corporation may require their transfer to a nominee or designee as part of any purchase of the Shares from the Founders.

     13.  Restrictive Legend.  All certificates representing Shares held by the
          ------------------
Founders or Investors which are subject to this Agreement shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required by the Corporation in connection with compliance with federal or state securities laws or otherwise:

"The shares of stock represented by this certificate are subject to restrictions on transfer and/or an option to purchase set forth in a Stock Restriction Agreement between the Corporation and the registered owner of the shares represented by this certificate (or his predecessor in interest). The Corporation will furnish a copy of such agreement to the holder of this certificate upon written request without charge."

The Founders and Investors shall cause such legend to be affixed to any of such certificates not so legended.

     14.  Term.  This Agreement shall terminate upon the closing of a firm
          ----
commitment underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act in which (i) the public offering price per share is not less than $10.00 (appropriately adjusted to take account of any stock split, stock dividend, combination of shares or similar event) and
(ii) the aggregate gross proceeds to the Corporation are not less than $20,000,000.

     15.  Specific Enforcement.  Each Investor and Founder expressly agrees that
          --------------------
a violation of this Agreement by such Investor or Founder could not be adequately compensated by money damages alone and that the Investors and the Corporation will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any Investor or Founder, the other Investors and the Corporation shall, in addition to all other remedies, each be entitled to a temporary or permanent injunction, and/or a decree for specific performance, in accordance with the provisions hereof.

     16.  Other Agreements.  The restrictions on the Founders' right to dispose
          ----------------
of their Shares pursuant to this Agreement are in addition to and to be construed consistently with the Founders' rights and obligations (including restrictions on the Founders' right to dispose of shares of the Corporation's capital stock) contained in any other agreement relating to restrictions on the transferability of such Shares that the Founders execute before, on, or after the date hereof; provided, that this Agreement shall amend and restate the Stock Restriction Agreement dated as of May 8, 1997, as amended as of January 12, 1998, among the Corporation, the Founders, the Series B Investors and the Series C Investors, which shall no longer be of any force or effect.

     17.  Waiver, Modification and Termination.  No provision of this Agreement
          ------------------------------------
shall be deemed to have been waived by the Corporation or any Investor in the absence of a written agreement executed by such party with respect to such waiver. This Agreement may be modified or terminated only with the written consent of the Founders, the Corporation, and the holders of two-thirds in voting power of the Shares then held by the Investors.

     18.  Accession.  Any Additional Investors as defined in the Purchase
          ---------
Agreement shall automatically become an Investor hereunder by delivering to the Corporation a written instrument in the form of Exhibit A hereto, by which such
                                                ---------
Additional Investor agrees to be bound by the obligations imposed under this Agreement, whereupon such Additional Investor shall automatically become a party to this Agreement and shall thereupon be deemed an "Investor" for all purposes of this Agreement..

     19.  Binding Effect; Assignment.  This Agreement shall be binding upon the
          --------------------------
parties hereto and their heirs, legal representatives, successors and assigns. The rights and obligations of the Founders and Investors hereunder may not be assigned or delegated without the written consent of the Corporation.

     20.  Notices.  All notices, requests, consents, deliveries and other
          -------
communications hereunder shall be in writing and shall be delivered in person or duly sent by first class mail postage prepaid (other than in the case of non-U.S. parties) or by fax or DHL, Federal Express or other internationally recognized express courier service, to the Corporation at its principal place of business, and to the Investors and the Founders at their respective last known address or at their respective address, if any, appearing on the books of the Corporation.

     21.  Severability.  If any provision of this Agreement shall be held to be
          ------------
illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

     22.  Governing Law.  This Agreement shall be governed by, and construed and
          -------------
enforced in accordance with, the substantive law of the State of California, without regard to its principles of conflicts of laws.

     23.  Captions.  Captions are for convenience only and are not deemed to be
          --------
part of this Agreement.

     24.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute a single instrument. Each such counterpart may contain one or more signature pages.


                                    *  *  *

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Stock Restriction Agreement as of the day and year first above written.


                                       SEQUENOM, INC.


                                       By:  /s/ illegible
                                           -------------------------------
                                           Its President

FOUNDERS:

                                           /s/ illegible
                                           -------------------------------
                                           Hubert Koster


                                           /s/ illegible
                                           -------------------------------
                                           Nola E. Masterson


                                           /s/ illegible
                                           -------------------------------
                                           Robert E. Patterson


SERIES B INVESTORS:

                                           TVM TECHNO VENTURE
                                           ENTERPRISES NO. II
                                           LIMITED PARTNERSHIP


                                           By:  TVM Techno Venture Management
                                                Limited Partnership
                                                  its General Partner


                                           By:  TVM Management LLC
                                                  its General Partner


                                           By:  /s/ illegible
                                                --------------------------

                                           Its: Treasurer
                                                --------------------------

                            TVM INTERTECH LIMITED PARTNERSHIP


                            By: TVM Techno Venture Management
                                Limited Partnership
                                  its General Partner


                            By: TVM Management LLC
                                  its General Partner


                            By:  /s/ illegible
                                 -----------------------------------
                            Its: Treasurer
                                 -----------------------------------


                            TVM ZWEITE BETEILIGUNG-US
                            LIMITED PARTNERSHIP


                            By:  TVM Techno Venture Management
                                 Limited Partnership
                                   its General Partner


                            By:  TVM Management LLC
                                   its General Partner


                            By:  /s/ illegible
                                 -------------------------------------
                            Its: Treasurer
                                 -------------------------------------


                            TVM EUROTECH LIMITED PARTNERSHIP


                            By:  TVM Techno Venture Management
                                 Limited Partnership
                                   its General Partner


                            By:  TVM Management LLC
                                   its General Partner


                            By:  /s/ illegible
                                 -------------------------------------
                            Its: Treasurer
                                 -------------------------------------


     [SIGNATURE PAGE TO AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT]

                            TVM TECHNO VENTURE INVESTORS NO. I
                            LIMITED PARTNERSHIP


                            By: /s/ illegible
                                --------------------------------------
                                General Partner


                            KBL FOUNDER VENTURES SCA


                            By:  /s/ illegible          /s/ illegible
                                 -------------------------------------
                            Its: Director               Director
                                 -------------------------------------


                            ALPINVEST INTERNATIONAL B.V.


                            By:  /s/ illegible          /s/ illegible
                                 -------------------------------------
                            Its: illegible
                                 -------------------------------------


                            BOSTON UNIVERSITY NOMINEE
                            PARTNERSHIP


                            By:
                                --------------------------------------
                                General Partner


                            ------------------------------------------
                            Gerald E. Coughlan


                            ------------------------------------------
                            Charles P. Floe


                            /s/ illegible
                            ------------------------------------------
                            Hellmut Kirchner


                            ------------------------------------------
                            Herwig Brunner




     [SIGNATURE PAGE TO AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT]

                            ------------------------------------------
                            Franz A. Wirtz


                            ------------------------------------------
                            Hannemarie Wirtz


                            /s/ illegible
                            ------------------------------------------
                            Hubert Koster


                            /s/ illegible
                            ------------------------------------------
                            Ernst-Gunter Afting


                            SVE STAR VENTURES
                            ENTERPRISES NO. III GbR,
                            A GERMAN CIVIL LAW
                            PARTNERSHIP (with limitation of
                            liability)


                            By:   SVM Star Ventures
                                  Managementgesellschaft mbH Nr. 3


                            By:   /s/ illegible
                                --------------------------------------
                                Managing Partner

                            SVE STAR VENTURES
                            ENTERPRISES NO. IIIa GbR,
                            A GERMAN CIVIL LAW
                            PARTNERSHIP (with limitation of
                            liability)


                            By: SVM Star Ventures
                                Managementgesellschaft mbH Nr. 3


                            By: /s/ illegible
                                --------------------------------------
                                Managing Partner

     [SIGNATURE PAGE TO AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT]

                            SVE STAR VENTURES
                            MANAGEMENTGESELLSCHAFT MBH
                            Nr. 3 & CO. BETEILIGUNGS KG


                            By:   SVM Star Ventures
                                  Managementgesellschaft mbH Nr. 3


                            By:   /s/ illegible
                                 ----------------------------------------
                            Its:
                                 ----------------------------------------

SERIES C INVESTORS:

                            TVM TECHNO VENTURE
                            ENTERPRISES NO. II
                            LIMITED PARTNERSHIP


                            By:  TVM Techno Venture Management
                                 Limited Partnership
                                  its general partner


                            By:  TVM Management LLC
                                  its general partner


                            By:  /s/ illegible
                                 ----------------------------------------
                            Its: Treasurer
                                 ----------------------------------------


                            TVM INTERTECH
                            LIMITED PARTNERSHIP


                            By:  TVM Techno Venture Management
                                 Limited Partnership
                                  its general partner


                            By:  TVM Management LLC
                                  its general partner


                            By:  /s/ illegible
                                 ----------------------------------------
                            Its: Treasurer
                                 ----------------------------------------


     [SIGNATURE PAGE TO AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT]

                            TVM ZWEITE BETEILIGUNG-US
                            LIMITED PARTNERSHIP


                            By:  TVM Techno Venture Management
                                 Limited Partnership
                                  its general partner

                            By:  TVM Management LLC
                                  its general partner

                            By:
                                 ----------------------------------------
                            Its:
                                 ----------------------------------------


                            TVM EUROTECH
                            LIMITED PARTNERSHIP


                            By:  TVM Techno Venture Management
                                 Limited Partnership
                                  its general partner


                            By:  TVM Management LLC
                                  its general partner

                            By:
                                 ----------------------------------------
                            Its:
                                 ----------------------------------------


                            TVM TECHNO VENTURE INVESTORS NO. I
                            LIMITED PARTNERSHIP


                            By:
                                 ----------------------------------------
                                 General Partner


                            KBL FOUNDER VENTURES SCA



                            By:
                                 ----------------------------------------
                            Its:
                                 ----------------------------------------


     [SIGNATURE PAGE TO AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT]

                            ALPINVEST INTERNATIONAL B.V.


                            By:  /s/ illegible              /s/ illegible
                                 ----------------------------------------
                            Its: illegible                      illegible
                                 ----------------------------------------

                            /s/ illegible
                            ---------------------------------------------
                            Hellmut Kirchner


                            /s/ illegible
                            ----------------------------------------------
                            Hellmut Kirchner as Trustee


                            ----------------------------------------------
                            Franz A. Wirtz


                            ----------------------------------------------
                            Hannemarie Wirtz


                            GLS LP INVESTMENT III LIMITED



                            By:  /s/ illegible
                                 -----------------------------------------
                            Its: Director
                                 -----------------------------------------


                            KLEINWORT BENSON LIMITED


                            By:  /s/ illegible
                                 -----------------------------------------
                            Its: Director
                                 -----------------------------------------


                            LOMBARD ODIER & CIE


                            By:  /s/ illegible               /s/ illegible
                                 -----------------------------------------
                            Its: Assistant Vice President   Vice President
                                 -----------------------------------------



     [SIGNATURE PAGE TO AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT]

                            MERIFIN CAPITAL N.V.


                            By:
                                 -----------------------------------------
                            Its:
                                 -----------------------------------------


                            S.R. ONE, LIMITED


                            By:  /s/ illegible
                                 -----------------------------------------
                            Its: Vice President
                                 -----------------------------------------


                            SVM Star Ventures Managementgesellschaft mbH Nr. 3 & Co. Beteiligungs KG


                            By:  SVM Star Ventures
                                 Managementgesellchaft mbH Nr. 3


                            By:  /s/ illegible
                                 -----------------------------------------
                            Its:
                                 -----------------------------------------


                            SVE STAR VENTURES ENTERPRISES
                            NO. IIIA, a German Civil Law Partnership (with limitation of liability)


                            By:  SVM Star Ventures
                                 Managementgesellschaft mbH Nr. 3


                            By:  /s/ illegible
                                 -----------------------------------------
                            Its:
                                 -----------------------------------------


                            SVE STAR VENTURES ENTERPRISES
                            NO. III, a German Civil Law Partnership (with limitation of liability)


                            By:  SVM Star Ventures
                                 Managementgesellschaft mbH Nr. 3


                            By:  /s/ illegible
                                 -----------------------------------------
                            Its:
                                 -----------------------------------------


     [SIGNATURE PAGE TO AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT]

                            TBG-TECHNOLOGIE-
                            BETEILIGUNGSGESELLSCHAFT MBH
                            DER DEUTSCHEN AUSGLEICHSBANK


                            By:  /s/ illegible               /s/ illegible
                                 -----------------------------------------
                            Its: General Manager           Authorized Rep.
                                 -----------------------------------------




     [SIGNATURE PAGE TO AMENDED AND RESTATED STOCK RESTRICTION AGREEMENT]

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                        Series D Investor Signature Page
                        --------------------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is a "Series D Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


     EXECUTED this 21st day of December, 1998.



                              Alpinvest International B.V.
                              ---------------------------------------------
                              (print name)


                              By: /s/ illegible  /s/ illegible
                                  -----------------------------------------

                              Title: Authorized Signatures
                                     --------------------------------------
                              Address: Gooimeer 3, P.O. Box 5073
                                      -------------------------------------
                                       1410 AB Naarden
                              ---------------------------------------------
                                       The Netherlands
                              ---------------------------------------------






   [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED RESTRICTION AGREEMENT]

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                        Series D Investor Signature Page
                        --------------------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is a "Series D Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


     EXECUTED this 21st day of December, 1998.



                              Prof. Dr. med. Dr. rer. nat.
                              Ernst-Gunter Afting
                              -----------------------------------------
                              (print name)


                              By:/s/ illegible
                                 --------------------------------------

                              Title:
                                     ----------------------------------

                              Address:
                                       --------------------------------
                              -----------------------------------------
                              -----------------------------------------




   [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED RESTRICTION AGREEMENT]

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                        Series D Investor Signature Page
                        --------------------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is a "Series D Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


     EXECUTED this 21st day of December, 1998.



                              S. R. ONE, LIMTED
                              -----------------------------------------
                              (print name)


                              By: /s/ illegible
                                  -------------------------------------

                              Title: Vice President
                                     ----------------------------------

                              Address: Four Tower Bridge - Suite 250
                                       --------------------------------
                                       200 Barr Harbor Drive
                              -----------------------------------------
                                       West Conshohocken
                              -----------------------------------------
                                       PA 19428
                              -----------------------------------------




   [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED RESTRICTION AGREEMENT]

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                        Series D Investor Signature Page
                        --------------------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is a "Series D Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


     EXECUTED this 21st day of December, 1998.



                              KREDIETBANK S.A. LUXEMBARCEOISE AS
                              NOMINEE FOR KB LUX VENTURE CAPITAL
                              FUND (illegible)


                              By: /s/ illegible               /s/ illegible
                                  -----------------------------------------

                              Title: Manager               General Manager
                                     --------------------------------------

                              Address: 43 Boulevard Royal
                                       ------------------------------------
                                       L - 2955
                              ---------------------------------------------
                                       Luxembourg
                              ---------------------------------------------




   [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED RESTRICTION AGREEMENT]

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                        Series D Investor Signature Page
                        --------------------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is a "Series D Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


     EXECUTED this 21st day of December, 1998.



                              KBL FOUNDER VENTURES SCA


                              By: /s/ illegible               /s/ illegible
                                  -----------------------------------------

                              Title: Director                      Director
                                     --------------------------------------

                              Address: 43 Boulevard Royal
                                       ------------------------------------
                                       L - 2955 Luxembourg
                              ---------------------------------------------
                              ---------------------------------------------



   [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED RESTRICTION AGREEMENT]

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                        Series D Investor Signature Page
                        --------------------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is a "Series D Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


     EXECUTED this 21st day of December, 1998.



                              TVM EUROTECH LIMITED PARTNERSHIP
                              By: TVM Techno Venture Management Limited
                              Partnership, its General Partner
                              By: TVM Management, LLC its General Partner


                              By: /s/ illegible
                                  -----------------------------------------
                              Title: Treasurer
                                     --------------------------------------

                              Address:
                                       ------------------------------------
                              ---------------------------------------------
                              ---------------------------------------------




   [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED RESTRICTION AGREEMENT]

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                        Series D Investor Signature Page
                        --------------------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is a "Series D Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


     EXECUTED this 21st day of December, 1998.



                              TVM TECHNO VENTURE ENTERPRISES NO.
                              II LIMITED PARTNERSHIP
                              By: TVM Techno Venture Management Limited
                              Partnership, its General Partner
                              By: TVM Management, LLC its General Partner


                              By: /s/ illegible
                                  -----------------------------------------
                              Title: Treasurer
                                     --------------------------------------

                              Address:
                                       ------------------------------------
                              ---------------------------------------------
                              ---------------------------------------------




   [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED RESTRICTION AGREEMENT]

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                        Series D Investor Signature Page
                        --------------------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is a "Series D Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


     EXECUTED this 21st day of December, 1998.



                              TVM INTERTECH LIMITED PARTNERSHIP
                              By: TVM Techno Venture Management Limited
                              Partnership, its General Partner
                              By: TVM Management, LLC its General Partner


                              By: /s/ illegible
                                 -----------------------------------------
                              Title: Treasurer
                                     -------------------------------------

                              Address:
                                       -----------------------------------
                              --------------------------------------------
                              --------------------------------------------




   [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED RESTRICTION AGREEMENT]

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                        Series D Investor Signature Page
                        --------------------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is a "Series D Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


     EXECUTED this 21st day of December, 1998.


                              TVM TECHNO VENTURE INVESTORS NO. I
                              LIMITED PARTNERSHIP


                              By: /s/ illegible
                                  -----------------------------------------
                              Title: General Partner
                                     --------------------------------------

                              Address:
                                       ------------------------------------
                              ---------------------------------------------
                              ---------------------------------------------




   [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED RESTRICTION AGREEMENT]

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                        Series D Investor Signature Page
                        --------------------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is a "Series D Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


     EXECUTED this 21st day of December, 1998.



                    TVM ZWEITE BETEILIGUNG-US LIMITED
                    PARTNERSHIP
                    By: TVM Techno Venture Management Limited
                    Partnership, its General Partner
                    By: TVM Management, LLC its General Partner


                    By: /s/ illegible
                        -----------------------------------------
                    Title: Treasurer
                           --------------------------------------

                    Address:
                             ------------------------------------
                    ---------------------------------------------
                    ---------------------------------------------



   [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED RESTRICTION AGREEMENT]

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                        Series D Investor Signature Page
                        --------------------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is a "Series D Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


     EXECUTED this 21st day of December, 1998.


                              -----------------------------------------
                              (print name)


                              By: /s/ illegible
                                  -------------------------------------
                              Title:
                                     ----------------------------------
                              Address:
                                       --------------------------------
                              -----------------------------------------
                              -----------------------------------------



   [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED RESTRICTION AGREEMENT]

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                        Series D Investor Signature Page
                        --------------------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is a "Series D Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


     EXECUTED this 21st day of December, 1998.


                              ERIK HORNNAESS
                              -----------------------------------------
                              (print name)

                              By: /s/ illegible
                                 --------------------------------------
                              Title: Retired
                                     ----------------------------------

                              Address: Parkstrasse 75
                                       --------------------------------
                                       65191 Wiebaden
                              -----------------------------------------
                                       Germany
                              -----------------------------------------



   [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED RESTRICTION AGREEMENT]

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                        Series D Investor Signature Page
                        --------------------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is a "Series D Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


     EXECUTED this 21st day of December, 1998.


                              H. KIRCHNER
                              -----------------------------------------
                              (print name)

                              By: /s/ illegible
                                 --------------------------------------
                              Title: Man. Dir.
                                     ----------------------------------

                              Address: Martelsgraben 2
                                       --------------------------------
                                       D - 82327 (illegible)
                              -----------------------------------------
                              -----------------------------------------



   [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED RESTRICTION AGREEMENT]

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                        Series D Investor Signature Page
                        --------------------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is a "Series D Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


     EXECUTED this 21st day of December, 1998.


                              TVM MEDICAL VENTURE
                              By: /s/ illegible              /s/ illegible
                                 -----------------------------------------
                              Title: Managing Partner                  CFO
                                     -------------------------------------

                              Address:
                                       -----------------------------------
                              --------------------------------------------
                              --------------------------------------------



   [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED RESTRICTION AGREEMENT]

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                        Series D Investor Signature Page
                        --------------------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is a "Series D Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


     EXECUTED this 21st day of December, 1998.


                    Joerg Wohlers       Dr. Juergen Wagenmann
                    ------------------------------------------------
                    (print name)

                    By: /s/ illegible           /s/ illegible
                        --------------------------------------------
                    Title: Managing Director       Managing Director
                           -----------------------------------------

                    Address: 20454 Hamburg
                             ----------------------------------------
                             Germany
                    -------------------------------------------------
                    -------------------------------------------------



   [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED RESTRICTION AGREEMENT]

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                        Series D Investor Signature Page
                        --------------------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is a "Series D Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


     EXECUTED this 21st day of December, 1998.


                              GLS LP INVESTMENT III LIMITED
                              -----------------------------------------
                              (print name)


                              By: /s/ illegible
                                  -------------------------------------
                              Title: Director
                                     ----------------------------------

                              Address: Barfield House
                                       --------------------------------
                                       St. Julian's Avenue
                              -----------------------------------------
                                       St. Peter Port Guernsey
                              -----------------------------------------
                                       GY1 3QL
                              -----------------------------------------


   [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED RESTRICTION AGREEMENT]

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                        Series D Investor Signature Page
                        --------------------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is a "Series D Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


     EXECUTED this 21st day of December, 1998.


                              RESIDENTIE PARTICIPATIES IV CV
                              -----------------------------------------
                              (print name)


                              By: /s/ illegible
                                 --------------------------------------
                              Title: Managing Director
                                     ----------------------------------

                              Address:
                                       --------------------------------
                              -----------------------------------------
                              -----------------------------------------




   [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED RESTRICTION AGREEMENT]

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                        Series D Investor Signature Page
                        --------------------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is a "Series D Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


     EXECUTED this 21st day of December, 1998.


                              illegible
                              -----------------------------------------
                              (print name)


                              By: /s/ illegible
                                 --------------------------------------
                              Title: Director
                                     ----------------------------------

                              Address:
                                       --------------------------------
                              -----------------------------------------
                              -----------------------------------------




   [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED RESTRICTION AGREEMENT]

                                 SEQUENOM, INC.

                          Stock Restriction Agreement

                        Series D Investor Signature Page
                        --------------------------------


     By executing this page in the space provided, the undersigned hereby agrees
(i) that it is a "Series D Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998, by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.


     EXECUTED this 21st day of December, 1998.


                              DB UK FINANCE PLC
                              -----------------------------------------
                              (print name)


                              By: /s/ illegible
                                 --------------------------------------
                              Title: Director
                                     ----------------------------------

                              By: /s/ illegible
                                  -------------------------------------
                              Title: Director
                                     ----------------------------------

                              Address: 6 Bishopsgate
                                       --------------------------------
                                       London, EC2 N 4DA
                              -----------------------------------------
                                       U.K.
                              -----------------------------------------



   [INVESTOR SIGNATURE PAGE TO AMENDED AND RESTATED RESTRICTION AGREEMENT]

                                   Exhibit A
                                   ---------

                                SEQUENOM, INC.

                          Stock Restriction Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998 each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.

    EXECUTED this 13th day of January, 1999.



                              ALAFI CAPITOL CO.
                              -------------------------
                              (print name)


                              By: /s/ illegible
                                  ---------------------
                              Title: General Partner
                              Address: P.O. Box 7338
                                       Berkley, CA 94707

                                   Exhibit A
                                   ---------

                                SEQUENOM, INC.

                          Stock Restriction Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998 each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.

    EXECUTED this 19th day of January, 1999.



                              MATTHEW J. BURNS
                              ASSISTANT TREASURER
                              BOSTON UNIVERSITY
                              -------------------------
                              (print name)  Trustee of Boston University

                              By: /s/ illegible
                                  ---------------------
                              Title: Assistant Treasurer
                              Address: c/o Community Technology Fund
                                       108 Bay State Road
                                       Boston, MA 02215

                                   Exhibit A
                                   ---------

                                SEQUENOM, INC.

                          Stock Restriction Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998 each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.

    EXECUTED this 22nd day of February, 1999.


                              HARRY A. COLLINS
                              -------------------------
                              (print name)

                              By: /s/ Harry A. Collins
                                  ---------------------
                              Title: Chairman of the Board
                              Address: 11750 Sorrento Valley Road
                                       San Diego, CA 92121

                                   Exhibit A
                                   ---------

                                SEQUENOM, INC.

                          Stock Restriction Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998 each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.

    EXECUTED this 19th day of February, 1999.



                              E. Tyler Miller
                              -------------------------
                              (print name)

                              By: /s/ E. Tyler Miller
                                  ---------------------
                              Title: Vice Chairman
                              Address: 11750 Sorrento Valley Road
                                       San Diego, CA 92121

                                   Exhibit A
                                   ---------

                                SEQUENOM, INC.

                          Stock Restriction Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998 each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.

    EXECUTED this ____ day of ____________, 1999.



                              Florean W. J. Homm
                              -------------------------
                              (print name)

                              By: /s/ illegible
                                  ---------------------
                              Title: CIO at Value Management Research AG
                              Address:

                                   Exhibit A
                                   ---------

                                SEQUENOM, INC.

                          Stock Restriction Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998 each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.

    EXECUTED this ____ day of ____________, 1999.



                              /s/ Koh Soo Boon
                              -------------------------
                              (print name)
                              Vertex Technology Fund Ltd.

                              By: Koh Soo Boon
                                  ---------------------
                              Title: Senior Vice President/ Deputy General
                                      Manager
                              Address: c/o 77 Science Park Drive, #02-15
                                       Cintech III, Singapore Science Park,
                                       Singapore 118256

                                   Exhibit A
                                   ---------

                                SEQUENOM, INC.

                          Stock Restriction Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998 each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.

    EXECUTED this 28th day of February, 1999.



                              DB UK FINANCE PLC
                              -------------------------
                              (print name)

                              By: /s/ illegible          /s/ illegible
                                  ---------------------  ---------------------
                              Title: Director            Director
                              Address: 6 Bishopsgate
                                       London, EC2N 4DA

                                   Exhibit A
                                   ---------

                                SEQUENOM, INC.

                          Stock Restriction Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998 each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.

    EXECUTED this ____ day of ____________, 1999.



                              MANFRED FERBER
                              -------------------------
                              (print name)


                              By:  /s/ Manfred Ferber
                                   --------------------
                              Title:
                              Address:

                                   Exhibit A
                                   ---------

                                SEQUENOM, INC.

                          Stock Restriction Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998 each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.

    EXECUTED this ____ day of ____________, 1999.



                              KIRCHNER
                              -------------------------
                              (print name)


                              By: /s/ Kirschner
                                  ---------------------
                              Title:
                              Address: Marteslgraben 2
                                       82327 Tutzjing

                                   Exhibit A
                                   ---------

                                SEQUENOM, INC.

                          Stock Restriction Agreement

                      Additional Investor Signature Page
                      ----------------------------------

    By executing this page in the space provided, the undersigned hereby agrees
(i) that it is an "Additional Investor" as defined in the Series D Convertible Preferred Stock Purchase Agreement dated as of December 21, 1998 and an "Investor" as defined in the Stock Restriction Agreement dated as of December 21, 1998 each by and among Sequenom, Inc. and the parties named therein, (ii) that it is a party to the Stock Restriction Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Stock Restriction Agreement.

    EXECUTED this 29th day of March, 1999.



                              NOMURA INTERNATIONAL PLC
                              -------------------------
                              (print name)

                              By: /s/ illegible
                                  ---------------------
                              Title: Managing Director
                              Address: 1 st Martins Le Grand
                                       London
                                       ECIA 4NP